UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                 (Date of earliest event reported): May 13, 2003

                           ARIAD PHARMACEUTICALS, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                     0-21696                   22-3106987
         --------                     -------                   ----------
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                       Identification No.)


                              26 LANDSDOWNE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (617) 494-0400


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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.


           (c)    Exhibits.

                   99.1     The Registrant's Press Release dated May 13, 2003.


ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO ITEM 12, "DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION")

              On May 13, 2003, ARIAD Pharmaceuticals, Inc. announced its financial results for the three months ended March 31, 2003 and the results of studies supporting the use of its product candidate, AP23464, to treat advanced and drug-resistant cancers. The earnings release for the interim period is attached hereto as an exhibit to this current report on Form 8-K and is being furnished pursuant to Item 12 of Form 8-K.

              In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the exhibit attached to this Form 8-K are being furnished under "Item 9. Regulation FD Disclosure" in satisfaction of the requirements of "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     ARIAD PHARMACEUTICALS, INC.



                                     By:    /s/ Edward M. Fitzgerald
                                            --------------------------------
                                            Edward M. Fitzgerald
                                            Senior Vice President and
                                            Chief Financial Officer


Date:    May 13, 2003

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number            Description                           Sequential Page Number
-------           -----------                           ----------------------

99.1              The Registrant's Press                          4
                  Release dated May 13, 2003.